UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 2, 2021

Infrastructure & Energy Alternatives, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-37796	47-4787177
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6325 Digital Way Suite 460 Indianapolis, Indiana	46278
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (800) 688-3775

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols(s)	Name of exchange on which registered
Common Stock, $0.0001 par value	IEA	The NASDAQ Stock Market LLC
Warrants for Common Stock	IEAWW	The NASDAQ Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

On August 2, 2021 Infrastructure and Energy Alternatives, Inc. (the “Company,” “we,” “us,” or “our”) closed an underwritten public offering of 10,547,866 shares of common stock, par value $0.0001 per share (the “Common Stock”), which includes the full exercise of the underwriters’ over-allotment option to purchase an additional 2,386,364 shares of Common Stock, at a public offering price of $11.00 per share and pre-funded warrants (the “Pre-Funded Warrants”) to purchase an additional 7,747,589 shares of Common Stock at a price of $10.9999 per Pre-Funded Warrant (the “Offering”). The Common Stock and Pre-Funded Warrants were issued and sold pursuant to an effective registration statement on Form S-3 (Registration Statement No. 333-251148), a preliminary prospectus supplement filed with the SEC on July 28, 2021 and a prospectus supplement filed with the SEC on July 30, 2021 (the “Prospectus Supplement”).

As previously disclosed in our Current Report on Form 8-K, filed on July 28, 2021, we entered into a Transaction Agreement (the “Transaction Agreement”) with ASOF Holdings I, L.P. (“ASOF”) and Ares Special Situations Fund IV, L.P. (“ASSF” and, together with ASOF, “Ares Parties”) in connection with the Offering. The Transaction Agreement required us to enter into a stockholders’ agreement (the “Stockholders’ Agreement”) and an amendment to the registration rights agreement (the “Sixth Amendment”) with the Ares Parties. This Current Report on Form 8-K is being filed to report the Stockholders’ Agreement, Sixth Amendment, and other matters in connection with the closing of the Offering and transactions under the Transaction Agreement.

Item 1.01. Entry into a Material Definitive Agreement.

Stockholders’ Agreement

On August 2, 2021, we entered into the Stockholders’ Agreement with the Ares Parties. Pursuant to the Stockholders’ Agreement:

•We agreed to take any and all necessary action to cause our Board as soon as the Ares Parties request to be comprised of a total of ten directors (until the next annual or special meeting at which directors are elected following the closing of the Offering), including two designated representatives of the Ares Parties, and to permit the Ares Parties to continue to designate two representatives to the Board as long as the Ares Parties and their affiliates beneficially own more than or equal to 20% of our Common Stock, one representative as long as the Ares Parties and their affiliates beneficially own less than 20% but more than or equal to 10% of our Common Stock, and no representatives if the Ares Parties and their affiliates beneficially own less than 10% of our Common Stock. The Stockholders’ Agreement also requires us to take any and all necessary action to reduce the number of directors on the Board to nine (9) and to cause the Board to be comprised of a total of nine (9) directorships (in each case, including (or assuming) both of the Ares representatives are members of the Board) immediately following the first annual or special meeting at which directors are elected following the closing of the Offering.

•the Ares Parties agreed not to transfer any equity securities acquired in the Offering (including Common Stock, Pre-Funded Warrants and shares of Common Stock issuable upon exercise of the Pre-Funded Warrants) until twelve months following the initial closing of the Offering; provided, however, that certain transfers in connections with consolidations and reorganizations, tender or exchange offers, exercises of registration rights and certain distributions are permitted; and

•the Ares Parties agreed, with respect to themselves and their controlled affiliates acting on their behalf, for a period of time up to the earlier of the thirty-month anniversary of the date of closing of the Offering, or the earlier occurrence of the date in which the Ares Parties and their affiliates beneficially own less than 10% of our outstanding Common Stock, a change of control transaction, a material breach of the Stockholders’ Agreement by us, an event of default by us with respect to the our senior notes or credit agreements or other indebtedness exceeding $50.0 million, or any winding up, dissolution or liquidation or bankruptcy (subject to certain permitted exceptions):

◦not to transfer its Common Stock to competitors (as defined in the Stockholders’ Agreement) or any person that would beneficially own more than 20% of our Common Stock, subject to certain permitted exceptions;

◦not to take, or permit their controlled affiliates acting on their behalf to take, certain actions, subject to certain permitted exceptions, including, but not limited to:

◦making any public announcement, proposal or offer, with respect to (a) acquisitions of additional Common Stock, (b) any restructuring, recapitalization, liquidation or similar transaction, (c) the election of directors other than the Ares Parties’ designees or (d) changes to the Board and calling of special meetings;

◦publicly seek a change in the composition or size of the Board;

◦deposit any voting securities into a voting trust;

◦acquire any voting securities or beneficial ownership thereof greater than the Ares Parties’ beneficial ownership following closing of the Offering and 37.8% of the Common Stock on an Adjusted Outstanding Basis (as defined therein);

◦call for, or initiate, propose or requisition a call for any general or special meeting;

◦publicly state an intention, plan or arrangement to do any of the foregoing; or

◦intentionally and knowingly instigate, facilitate, encourage or assist any third party to do any of the foregoing; and

•to cause all voting securities to be present at any annual or special meeting in which directors are to be elected, to vote such securities either as recommended by the Board, or in the same proportions as votes cast by other voting securities with respect to director nominees or other nominees and in favor of any director nominee of the Ares Parties, not to vote in favor of a change of control transaction pursuant to which the Ares Parties would receive consideration that is different in amount or form from other stockholders unless approved by the Board; and

•the Ares Parties are afforded reasonable access to our books and records for so long as the Ares Parties have a right to designate a director to the Board.

Sixth Amendment to Registration Rights Agreement

In connection with the closing of the Offering, we also entered into the Sixth Amendment. Pursuant to the Sixth Amendment, the following securities become registrable securities:

•the shares of Common Stock issued to the Ares Parties pursuant to the Transaction Agreement or the Offering and from time to time held by the Ares Parties and their permitted transferees;

•the Pre-Funded Warrants issued in the Offering and from time to time held by the Ares Parties and their permitted transferees;

•Common Stock issuable upon exercise of the Pre-Funded Warrants issued in the Offering held by the Ares Parties and their permitted transferees;

•Common Stock held on the date of the Sixth Amendment by the Ares Parties; and

•all other shares of Common Stock acquired after the date of the Sixth Amendment by the Ares Parties and their permitted transferees or their affiliated funds, investment vehicles, co-investment vehicles and managed accounts.

The Sixth Amendment provides that we are obligated to use our commercially reasonable efforts to file a registration statement relating to the resale of such registrable securities by the Ares Parties no later than the close of the first business day following the expiration of the lock-up agreement that the Ares Parties entered into in connection with the Offering, to cause that registration statement to be declared effective, and to keep that registration statement effective for so long as is necessary to permit the disposition of the registrable securities.

Pre-Funded Warrants

On August 2, 2021, we issued Pre-Funded Warrants to purchase 7,747,589 shares of our Common Stock to ASOF in connection with the closing of the Offering. The Pre-Funded Warrants have an exercise price of $0.0001 per share. The exercise price is subject to appropriate adjustment in the event of certain stock dividends and distributions, stock splits, stock combinations, reclassifications or similar events affecting our Common Stock.

The Pre-Funded Warrants do not expire and are exercisable at any time after their original issuance. The Pre-Funded Warrants are exercisable, at the option of the holder, in whole or in part by delivering to us a duly executed exercise notice and by payment in full of the exercise price in immediately available funds for the number of shares of Common Stock purchased upon such exercise. As an alternative to payment in immediately available funds, the holder may elect to exercise the Pre-Funded Warrant through a cashless exercise, in which the holder would receive upon such exercise the net number of shares of Common Stock determined according to the formula set forth in the Pre-Funded Warrant. No fractional Common Stock will be issued in connection with the exercise of a Pre-Funded Warrant.

The Pre-Funded Warrants may not be exercised by the holder to the extent that the holder, together with its affiliates that report together as a group under the beneficial ownership rules, would beneficially own, after such exercise more than 32% (or, at the election of the holder, 9.99%) of our issued and outstanding Common Stock.

Furthermore, the Pre-Funded Warrants restrict the ability to be exercised if the exercise of such Pre-Funded Warrants could result in a required filing under the Hart-Scott-Rodino Antitrust Improvements Act (the “HSR Act”) until such time as we and the exercising party have received clearance under the HSR Act.

Subject to applicable laws, the Pre-Funded Warrants may be offered for sale, sold, transferred or assigned without our consent.

There is no established trading market for the Pre-Funded Warrants and we do not expect a market to develop. In addition, we do not intend to apply for the listing of the Pre-Funded Warrants on any national securities exchange or other trading market. Without an active trading market, the liquidity of the Pre-Funded Warrants will be limited.

In the event of a fundamental transaction, as described in the Pre-Funded Warrants and generally including any reorganization, recapitalization or reclassification of our Common Stock, the sale, transfer or other disposition of all or substantially all of our properties or assets, our consolidation or merger with or into another person requiring approval of our stockholders (except under limited circumstances), the acquisition of more than 50% of our Common Stock outstanding, or any person or group becoming the beneficial owner of 50% of the voting power represented by our Common Stock outstanding, upon consummation of such a fundamental transaction, the holders of the Pre-Funded Warrants will be entitled to receive upon exercise of the Pre-Funded Warrants the kind and amount of securities, cash or other property that the holders would have received had they exercised the Pre-Funded Warrants immediately prior to such fundamental transaction without regard to any limitations on exercise contained in the Pre-Funded Warrants.

In addition, if any fundamental transaction is approved by a stockholder vote with a margin such that the transaction would not have been approved had all of the Pre-Funded Warrants been converted into shares of Common Stock as of the applicable record date for such vote and voted against such fundamental transaction, then we may not consummate such fundamental transaction without a prior written approval of holders of the Pre-Funded Warrants corresponding to a number of such shares of Common Stock that, if voted in favor of such fundamental transaction would have resulted in approval of such fundamental transaction if the remainder of such as converted shares of Common Stock had been voted against such fundamental transaction.

The holder of a Pre-Funded Warrant does not have the rights or privileges of a holder of our Common Stock with respect to the shares underlying such warrants, including any voting rights, until the holder exercises the Pre-Funded Warrant except for the following rights:

•the right to participate in any distributions of assets, including cash, stock or other property to our stockholders;

•the right to participate in any rights granted to stockholders to purchase capital stock or other property; and

•certain consent rights with respect to fundamental transactions as described above.

The foregoing summary of the Stockholders’ Agreement, Sixth Amendment and Pre-Funded Warrants does not purport to be complete and is qualified in its entirety by full copies of the Stockholders’ Agreement, Sixth Amendment and Pre-Funded Warrant which are filed as Exhibits 10.1, 10.2 and 10.3 to this Current Report on Form 8-K and incorporated by this reference herein as if set forth in full.

Item 3.02 Unregistered Sales of Equity Securities.

Pursuant to the Transaction Agreement, at the closing of the Offering:

•The Ares Parties converted all of their Series A Preferred Stock, par value $0.0001 per share (the “Series A Preferred Stock”) (consisting of all of our issued and outstanding shares of Series A Preferred Stock), into 2,132,273 shares of Common Stock (equal to the stated value of the Series A Preferred Stock divided by the price per share of Common Stock to the public in the Offering) (the “Series A Conversion Shares”);

•We issued to the Ares Parties 507,417 shares of Common Stock representing shares of Common Stock underlying warrants that the Ares Parties were entitled to pursuant to anti-dilution rights that are triggered upon conversion of the Series A Preferred Stock described above (the “Anti-Dilution Warrant Shares”); and

•We issued to the Ares Parties 5,996,310 shares of Common Stock for the exercise of warrants that were issued to the Ares Parties in connection with their original purchases of Series B Preferred Stock (the “Series B Warrant Shares”).

The Series A Conversion Shares, Anti-Dilution Warrant Shares and Series B Warrant Shares were issued in reliance on the exception in Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”).

Item 3.03. Material Modification to Rights of Security Holders.

The information contained in Item 1.01 of this Current Report on Form 8-K is incorporated by reference in this Item 3.03.

Item 8.01. Other Events.

On August 2, 2021, we issued a press release announcing the closing of the Offering and our planned use of the net proceeds. Such press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein as if set forth in full.

We intend to use all of the net proceeds from the Offering (after underwriting discounts) to redeem a portion of our outstanding Series B Preferred Stock as required in the Transaction Agreement. Of the estimated net proceeds (after underwriting discounts and estimated offering expenses) of $196.3 million, we expect to pay $161.7 million toward the stated value of the repurchased Series B Preferred and $34.6 million to pay for the redemption premium.

After giving effect to the Offering (and giving effect to the exercise of the over-allotment option granted to the underwriters of the Offering), and the issuance of the Series A Conversion Shares, Anti-Dilution Shares and Series B Warrant Shares to the Ares Parties, we had 44,334,172 shares of Common Stock issued and outstanding as of August 2, 2021. This number does not include:

•Shares of Common Stock underlying Pre-Funded Warrants sold in the Offering;

•the assumed issuance of 1,918,346 shares of Common Stock issuable for outstanding restricted stock units, performance units and options (such options being accounted for net share settled under the treasury stock method as of July 29, 2021) issued under the Incentive Plan;

•1,709,522 shares of Common Stock that are reserved for future issuance under the 2018 Incentive Plan; and

•8,462,580 shares of Common Stock issuable upon the exercise of outstanding warrants issued in connection with our initial public offering and the closing of our business combination in March 2018; or

•any Series B Warrant Shares and Anti-Dilution Shares to be issued to parties other than the Ares Parties.

Cautionary Note Regarding Forward-Looking Statements

Except for historical and factual information, the matters set forth in this Current Report on Form 8-K identified by words such as “will,” “should,” “expects,” “anticipates,” “believes,” “plans,” “intends,” and similar expressions are forward-looking statements as defined by the federal securities laws, and are subject to the “safe harbor” protections thereunder. These forward-looking statements are not guarantees of future results and are based on current expectations only, and are subject to various uncertainties. Actual events and results may differ materially from those anticipated by us in those statements for several reasons, including those discussed in our filings made with the Commission. We may change our intentions or plans discussed in our forward-looking statements without notice at any time and for any reason.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Stockholders’ Agreement, dated as of August 2, 2021, by and among Infrastructure and Energy Alternatives, Inc., Ares Special Situations Fund IV, L.P. and ASOF Holdings I, L.P.
10.2
Sixth Amendment to Amended and Restated Registration Rights Agreement, dated of as of August 2, 2021, by and among Infrastructure and Energy Alternatives, Inc., Ares Special Situations Fund IV, L.P. and ASOF Holdings I, L.P.

10.3	Pre-Funded Warrant, dated as of August 2, 2021, issued by Infrastructure and Energy Alternatives, Inc. to ASOF Holdings I, L.P.
99.1	Press Release dated August 2, 2021 announcing the closing of the Offering
104	Cover Page Interactive Data File (embedded within Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 2, 2021

INFRASTRUCTURE AND ENERGY ALTERNATIVES, INC.

	By:	/s/ Peter J. Moerbeek
	Name:	Peter J. Moerbeek
	Title:	Chief Financial Officer